UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2016
Facebook, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 35551	20-1665019

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1601 Willow Road
Menlo Park, California	94025

(Address of Principal Executive Offices)	(Zip Code)

(650) 543-4800
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 27, 2016, Facebook, Inc. ("Facebook") issued a press release and will hold a conference call regarding its financial results for the quarter ended March 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.
The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Facebook is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.
Facebook uses the investor.fb.com and newsroom.fb.com websites as well as Mark Zuckerberg's Facebook Page (https://www.facebook.com/zuck) as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
Item 8.01 Other Events
On April 27, 2016, Facebook announced that its board of directors has approved a proposal to amend and restate its existing certificate of incorporation to provide for a new class of non-voting capital stock, known as the Class C capital stock, and potentially issue two shares of Class C capital stock as a one-time stock dividend for each outstanding share of Facebook's Class A and Class B common stock (the "Reclassification Proposal"). The adoption of the Reclassification Proposal is subject to the approval of Facebook's stockholders at its 2016 Annual Meeting of Stockholders ("2016 Annual Meeting") to be held on June 20, 2016.
Copies of (i) Facebook's Newsroom post and FAQ, (ii) a note from Mark Zuckerberg, and (iii) Facebook's internal communications documents relating to the Reclassification Proposal are filed as Exhibits 99.2, 99.3, and 99.4, respectively, to this Form 8-K and are incorporated herein by reference.
Additional Information and Where to Find It
This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the 2016 Annual Meeting. Facebook intends to file with the Securities and Exchange Commission (the "SEC") and make available to the stockholders of Facebook of record on April 29, 2016 a proxy statement containing important information about the Reclassification Proposal and certain other matters to be considered by the stockholders of Facebook at its 2016 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, FACEBOOK’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) WHEN IT BECOMES AVAILABLE CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE RECLASSIFICATION PROPOSAL AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2016 ANNUAL MEETING.

Investors will be able to obtain the proxy statement and other relevant materials, when available, free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by Facebook, including the proxy statement when available, and the Annual Report on Form 10-K for the year ended December 31, 2015, will be available free of charge from Facebook's Investor Relations website at investor.fb.com.
Participants in the Solicitation
Facebook and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from Facebook’s stockholders with respect to the matters to be considered at the 2016 Annual Meeting, including the Reclassification Proposal. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons will be described in the proxy statement to be filed with the SEC.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated April 27, 2016
99.2	Facebook Newsroom Post and FAQ
99.3	Note from Mark Zuckerberg
99.4	Facebook Internal Communications

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACEBOOK, INC.

Date:	April 27, 2016	By:	/s/ Colin S. Stretch
Name: Colin S. Stretch
Title: Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release dated April 27, 2016
99.2	Facebook Newsroom Post and FAQ
99.3	Note from Mark Zuckerberg
99.4	Facebook Internal Communications